Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA (the "Account") on Form N-4 of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of the Account), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche, LLP
Chicago, Illinois
April 29, 2005

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Exhibit 10(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the use in this Post-Effective Amendment No. 11 to Registration Statement No. 333-10105 of American Maturity Life Insurance Company Separate Account AMLVA on Form N-4, of our report dated March 25, 2005, relating to the statutory basis financial statements of American Maturity Life Insurance Company as of and for the years ended December 31, 2004 and 2003, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.



/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 29, 2005